                       Confidential Treatment Requested


                                                                  EXHIBIT 10.12C


     The Company has requested confidential treatment of certain portions of this exhibit on pages 9 and 10 of the Access and Interconnect Agreement and pages S-2 through S-14 of the Schedules attached thereto.




                       ACCESS AND INTERCONNECT AGREEMENT
                                    BETWEEN

                            TELEKOM MALAYSIA BERHAD

                                      AND

                     SYARIKAT TELEFON WIRELESS (M) SDN BHD

                       TABLE OF CONTENTS

                                                     Page
                                                     ----
1.  DURATION OF AGREEMENT...........................  1
2.  SCOPE OF AGREEMENT..............................  2
3.  INTERPRETATIONS.................................  2
4.  AMENDMENT TO AGREEMENT..........................  3
5.  TECHNICAL FRAMEWORK.............................  3
6.  OPERATIONAL FRAMEWORK...........................  6
7.  COMMERCIAL FRAMEWORK............................  7
8.  LIABILITIES AND INDEMNITIES..................... 10
9.  TERMINATION OF AGREEMENT........................ 11
10.  FORCE MAJEURE.................................. 11
11.  ASSIGNMENT..................................... 12
12.  LIQUIDATION.................................... 12
13.  ARBITRATION.................................... 12
14.  LAW............................................ 13
15.  NOTICES........................................ 13
16.  STAMP DUTY..................................... 13
17.  MISCELLANEOUS.................................. 14
     ATTACHMENTS:
     SCHEDULE 1:  LIST OF ACCESS NODES..............  1
     Schedule 2:  OUTGOING CALL RATES...............  2
     Schedule 3:....................................  3

                       ACCESS AND INTERCONNECT AGREEMENT


                 AN AGREEMENT made this 16th day of August 1994

                                    BETWEEN

                            TELEKOM MALAYSIA BERHAD

a company incorporated under the laws of Malaysia and having its registered office at Ibu Pejabat Telekom Malaysia, Jalan Pantai Baharu, 59200 Kuala Lumpur (hereinafter referred to as "TELEKOM MALAYSIA") of the one part AND

     SYARIKAT TELEFON WIRELESS (M) SDN BHD   [STAMP INDICATING
                                              STAMP DUTIES PAID]

a company incorporated under the laws of Malaysia and having its place of business at 1ST FLOOR (LOBBY A), WISMA SEGAR, JALAN TUN SAMBATHAN 50470 KUALA LUMPUR (hereinafter referred to as "STW") of the other part.

WHEREAS, STW is desirous of accessing and interconnection of the Wireless Local Loop Network (hereinafter referred to as "WLLN") to TELEKOM MALAYSIA's Public Switched Telephone Network (hereinafter referred to as "PSTN") AND TELEKOM MALAYSIA is desirous of accessing and interconnection of the PSTN to the WLLN (hereinafter collectively referred to as the "Access and Interconnection")

WHEREAS, STW is desirous of obtaining TELEKOM MALAYSIA's other services (herein referred to as the "Services") as may be required by STW.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.  DURATION OF AGREEMENT

    1.1 This Agreement shall be for a period of three (3) years commencing from the 16th day of August 1994 until 15th day of August 1997 (both dates inclusive) and shall endure from year to year until or unless either party gives the other party a thirty (30) day written notice to terminate this

         Agreement, subject always to prior termination as hereinafter specified.

    1.2 The parties hereby may review the terms of this Agreement after the period of the Agreement and the Agreement shall continue to be in force during the review period.

2.  SCOPE OF AGREEMENT

    This Agreement establishes a framework for the provision of Access and Interconnection service between TELEKOM MALAYSIA and STW and such other Services as may be required by STW.

3.  INTERPRETATIONS

    In this Agreement, except where the context otherwise requires the following terms shall have the meanings hereby respectively assigned to them:

    (a) "Access Charge"           the charge levied by a network operator to
                                  another network operator for allowing Access and Interconnection into its network.

    (b) "Interconnection"         the connection of independent networks to
                                  enable customers of one network to communicate with customers of the other network(s).

    (c) "Access Node"             any node allocated by each network operator,
                                  in accordance with the Access and
                                  Interconnection concept agreed by both
                                  parties, which is meant to be the point of delivery of call intended to be delivered form one network to another.

    (d) "DTS"                     means Digital Trunk Switch installed in
                                  Telekom Malaysia's Public Switched Telephone
                                  Network.

    (e) "Circuits"                any analogue or digital transmission channel
                                  owned by TELEKOM MALAYSIA.

    (f) "Call"                    means a signal or series of signals intended
                                  by one network operator to be conveyed to another network operator.

    (g) "CCITT"                   means International Telegraph and Telephone
                                  Consultative Committee.

    (h) "POI"                     the point of interconnection (POI) shall be
                                  the physical access point of the outgoing access circuit from one operator's network to the other operator's network and shall be as close as possible to the designated Access
                                  Node.

    (i) "RBS"                     means a Radio Base Station operated by STW.

    (j) "RM" means Ringgit Malaysia which shall be the monetary currency used for transactions in this Agreement.

4.   AMENDMENT TO AGREEMENT

     4.1 Whenever it becomes necessary and as mutually agreed by both parties, the provisions of this Agreement shall be amended, modified or supplemented in writing and executed by the duly authorized representative of the parties.

     4.2 Notwithstanding to Clause 4.1 above mentioned, the provisions of this Agreement to be entered by both parties shall be subject to any law, legislation and regulations passed by the Government of Malaysia. In the event of any conflict or inconsistency between the provisions hereof and such law, legislation and regulations, the latter shall prevail and both parties shall immediately amend the provisions of this Agreement and such amendments shall take effect from the date of such law, legislation and regulations coming into force.

5.   TECHNICAL FRAMEWORK

     5.1  NETWORK ACCESS

          5.1.1 Interconnection of networks to enable customers subscribing to those networks to communicate shall be made in accordance with the terms and conditions set forth in this Agreement.

          5.1.2 Interconnection between WLLN and PSTN shall be made through Access Nodes in the following manner:

                 5.1.2.1. STW shall access PSTN at nodes predetermined by
                          TELEKOM MALAYSIA as set out in SCHEDULE 1 hereto subject always to changes to facilitate STW accessing and interconnecting its WLLN to TELEKOM MALAYSIA's PSTN nationwide.

                 5.1.2.2 TELEKOM MALAYSIA shall access WLLN at nodes predetermined by STW as set out in SCHEDULE 1 hereto subject always to changes to facilitate TELEKOM MALAYSIA accessing and interconnecting its PSTN to STW's WLLN nationwide.

                 5.1.2.3 In the event there is only one (1) Access Node set out in SCHEDULE 1, then either party may request connection to one other Access Node for diversity purposes where it is feasible and justifiable.

                 5.1.2.4 The responsibility for the provision of Circuits to access the other operator's network shall be with the network operator originating the calls. The quantity of Circuits shall be justified and mutually agreed by both parties. The receiving network operator shall be responsible to provide sufficient interface equipment which shall conform to CCITT recommendations or the prevalent specifications whichever is the earlier at the point beyond the POI to facilitate Access and Interconnection.

     5.2  ACCESS NODES

          5.2.1. STW shall interconnect its WLLN to PSTN at the nearest switching node as specified in SCHEDULE 1 in the following manner:

                 5.2.1.1 Calls from STW's switch connected directly to a local PSTN switch shall terminate to subscribers connected to the local switch only.

                 5.2.1.2 Other calls from STW's network into PSTN shall be routed through designated Access Nodes as specified in Clause 5.1.2.1

     5.3  SYNCHRONIZATION

          For purposes of synchronization, the master clock shall reside in the PSTN and will drive the slave clock in the WLLN.

     5.4  SIGNALING

          For successful Access and Interconnection, all signaling methods adopted by STW must be compatible to TELEKOM MALAYSIA's signaling methods if STW were to Access and Interconnect with TELEKOM MALAYSIA's PSTN.

     5.5  NETWORK CONNECTIBILITY

          5.5.1 STW shall use its best endeavor to comply to TELEKOM MALAYSIA's technical requirements in view of PSTN being the universal telecommunication network in the country and its commitment to allow interconnection with other operators' networks.

          5.5.2 STW shall use its best endeavor to comply that the WLLN is connectable and compatible to PSTN and shall comply to TELEKOM MALAYSIA's technical requirements.

     5.6  MODIFICATION AFFECTING CONNECTIBILITY

          TELEKOM MALAYSIA shall notify STW in writing within a reasonable time of any modification to be made in the PSTN which will affect the connectibility of the two networks and vice versa.

     5.7  TRAFFIC ROUTING

          5.7.1 The routing of traffic into WLLN shall be made at the nearest STW's Access Nodes as specified in SCHEDULE 1 subject always to the provisions of Clauses 5.1.2.1 and 5.2.1.1 respectively.

          5.7.2 Alternative routing of traffic through PSTN shall not be allowed.

          5.7.3 The routing of traffic which has accessed the other operator's network are to be managed solely by the network operator which owns the call receiving network.

6.   OPERATIONAL FRAMEWORK

     6.1  FAULT HANDLING

          In the case of a breakdown in the services provided by either party involving the interconnect traffic, the network operator shall:

          6.1.1  Inform the other party details of the breakdown.

          6.1.2  Arrange alternative facilities if available.

          6.1.3 All planned outages that will affect the termination of calls from the other operator's network shall be notified to the other network operator 24 hours in advance.

          6.1.4 Unplanned outages should be advised to the other network operator as soon as practicable.

     6.2  NETWORK PERFORMANCE

          6.2.1 The parties to this Agreement shall be responsible to provide sufficient interconnection circuits to accommodate the requirements of the interconnect traffic in accordance with this Agreement.

          6.2.2 The parties to this Agreement shall periodically provide their respective current and forecasted interconnect call traffic dispersion to enable both parties to plan the interconnect requirements.

          6.2.3 Neither party is obliged to resolve call traffic problems within the network of the other party unless such problem(s) arises directly from the interconnection arrangements between the two networks in accordance with this Agreement.

     6.3  PROVISION OF LEASED CIRCUITS

          6.3.1 STW shall indicate its required leased circuits nine (9) months prior to the commissioning of the circuits. These requirements shall include the following details:

                 6.3.1.1 The source and destination location complete with the exact addresses.

                 6.3.1.2  Type and capacity of the required circuit.

                 6.3.1.3  The required availability date and termination date.

          6.3.2 In the event where TELEKOM MALAYSIA is not able to provide STW with the Circuits by the required date, TELEKOM MALAYSIA shall propose an alternative delivery date within one (1) month from the date of application.

          6.3.3 Where provision of Circuits is specifically for STW's use then the terms and conditions of provision will have to be negotiated by both parties.

          6.3.4 STW shall indicate to TELEKOM MALAYSIA its five-year circuit requirement on a year-by-year basis to enable TELEKOM MALAYSIA to incorporate it into its five years infrastructure planning programme.

7.   COMMERCIAL FRAMEWORK

     7.1  ACCESS AND INTERCONNECTION CHARGES

          7.1.1 The parties to this Agreement shall levy an Access and Interconnection charge for accessing into each other's network.

                 7.1.1.1 STW shall pay TELEKOM MALAYSIA for its outgoing local, trunk and international calls through the PSTN respectively.

                 7.1.1.2 TELEKOM MALAYSIA shall pay STW for its outgoing calls to the WLLN.

                 7.1.1.3 The Access and Interconnection charges applicable are as listed in SCHEDULE 2 and SCHEDULE 3 respectively.

          7.1.2 The Access and Interconnection rates have been packaged as an integrated service and are to be applied wholly and severally. This means that calls from WLLN which access the PSTN will be carried totally by the PSTN including its international portion until they reach their designated subscribers in the PSTN or exit the PSTN to another operator's network and subscribers, or exit the international network to a foreign administrator's network.

          7.1.3  The rates for Access and Interconnection as stipulated in
                 SCHEDULE 2 and SCHEDULE 3 include volume discount and therefore no further discount for volume considerations is applicable. Either party shall therefor bear the full cost of any discount given to its customers.

          7.1.4 STW shall not under any circumstances bypass TELEKOM MALAYSIA's switched trunk network.

     7.2  SCOPE OF CHARGES

          7.2.1  Local Call Access and Interconnection Charge

                 Each party to this Agreement shall pay the other party when accessing the other party's network in the manner specified by Clause 5.2.1.1 according to rates as specified in SCHEDULE 2.

          7.2.2  Subscriber Trunk Dialing Access and Interconnection Charge

                 Each party to this Agreement shall pay the other party at the rates as specified in SCHEDULE 2 when accessing the other party's network.

          7.2.3  International Direct Dial Call Access and Interconnection
                 Charge

                 7.2.3.1  International Outbound Calls

                          STW shall pay TELEKOM MALAYSIA at the rates as specified in SCHEDULE 3 for any STW outbound international call through the PSTN.

                 7.2.3.2  International Inbound Calls

                          The settlement for the International Inbound Calls revenue is subject to negotiation between the parties.

                       Confidential Treatment Requested


          7.2.4  Operator Services Charge

                 7.2.4.1  Domestic Services

                          STW shall pay TELEKOM MALAYSIA a handling charge of [*] for every operator assisted call made by STW's subscribers to or through the PSTN. This is over and above the published PSTN rates charged for operator assisted calls which is payable by STW to TELEKOM MALAYSIA.

                 7.2.4.2  International Services

                          STW shall pay TELEKOM MALAYSIA a handling charge of [*] for every operator assisted call made by STW's subscribers through the PSTN. This is over and above the published PSTN rates charged for operator assisted calls which is payable by STW to TELEKOM MALAYSIA.

                 7.2.4.3 Notwithstanding to Clause 7.2.4.1 and Clause 7.2.4.2 above mentioned similar charges shall be payable by TELEKOM MALAYSIA to STW for every operator assisted call service handled by STW.

                 7.2.4.4  Phonogram Services

                          Telegrams sent by telephone to Telekom Malaysia's Phonogram Centre(s) are called Phonogram Services and will be charged at the published rates as well as a handling charge.

                          7.2.4.4.1  Domestic Phonogram Services

                                     STW will pay TELEKOM MALAYSIA a handling charge of [*] for every call made through the Phonogram Centre(s).

                          7.2.4.4.2  International Phonogram Services

                                     STW will pay TELEKOM MALAYSIA a handling
                                     charge of [*] for every
---------------------
* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested


                                     call made through the Phonogram Centre(s).

          7.2.5  Other Services

                 7.2.5.1 STW may request other services from TELEKOM MALAYSIA wherever available and TELEKOM MALAYSIA shall offer these services wherever it is in a position to do so e.g. leased circuits, Premium rate services, information/database services etc.

                 7.2.5.2 The purchase of such Services shall be covered in separate agreements which are to be mutually agreed by both parties.

     7.3  TERMS OF PAYMENT

          7.3.1  Payment of Charges

                 7.3.1.1 The Payment of Charges to TELEKOM MALAYSIA shall be made by cheques payable to Telekom Malaysia Berhad in Malaysian Ringgit.

                 7.3.1.2 The Payment of Charges to STW shall be made by cheques payable to Syarikat Telefon Wireless (M) Sdn Bhd in Malaysian Ringgit.

                 7.3.1.3 All amounts payable to either party shall be paid within thirty (30) days upon presentation of bills.

                 7.3.1.4 A penalty charge of [*] per annum shall be levied on any late payment on the outstanding amount after the credit period of thirty (30) days compounded on a daily basis.

                 7.3.1.5 Billing data for each bill shall be made available to both parties for the purpose of verification within a period of six (6) months after bills are issued.

8.   LIABILITIES AND INDEMNITIES

     TELEKOM MALAYSIA shall not be liable and shall not indemnify STW for any claim made by a third party arising from or through the

--------------------------
* Confidential portion has been omitted and filed separately with the Commission

     Access and Interconnection for any damage, loss or injury, whether to persons or properties, howsoever arising from or occasioned by the Access and Interconnection or loss or interruption thereof and in the event of any loss or injury or damage which may be occasioned through the interruption or loss of Access or Interconnection or from any case whatsoever.

9.   TERMINATION OF AGREEMENT

     9.1  DEFAULT

          If one party defaults as follows:

          9.1.1 Without reasonable cause, wholly fails to fulfill the obligations under this Agreement, or a breach of any stipulations herein contained.

          9.1.2 Refuses, or to a substantial degree, persistently neglects, after notices in writing from either party, to fulfill the obligations under this Agreement.

          THEN, if any such default shall continue for THIRTY (30) days after a notice has been sent by registered post from one party to the other specifying the same, the former may, without prejudice to any other rights herein contained thereupon by notice sent by registered post, terminate this Agreement.

10.  FORCE MAJEURE

     10.1 Neither party shall be liable for any failure to fulfill any obligations under this Agreement if fulfillment has been delayed, hindered or interfered with or prevented by reason of "Force Majeure" of which the term shall mean and include interalia policies, restrictions or regulations imposed by the Government, Acts of God, war, rebellion, strikes, lockouts or labour disputes, sabotage or riots, floods, fire, explosions or other catastrophes, or other similar occurrences which are not within the reasonable control of the party affected and which by the exercise of reasonable diligence, the said party is unable to prevent or provide against.

     10.2 Either party claiming to be affected by an event of force majeure shall give immediate notice of such claim to the other party of this Agreement, giving full particulars thereof and shall take all necessary steps to remove such cause and resume performance hereunder as soon as such cause is removed.

     10.3 Either party is entitled to conduct investigation into any delay or hindrance or interference and upon satisfying itself that such delay or hindrance was due to a genuine force majeure event shall take necessary steps to resume the performance hereunder after the cause has been removed. However, if the result of the investigations reveals that any of the aforementioned events are selfinflicted then the provisions of this clause shall not apply.

     10.4 Neither party shall be considered in default in the performance of its obligations under this Agreement to the extent that performance of such obligations, or any of them, is delayed by force majeure.

11.  ASSIGNMENT

     Neither party shall without the written consent of the other first obtained, assign this Agreement nor sub let all of or any portion of this Agreement provided that such consent shall not be unreasonably withheld to the prejudice of the other.

12.  LIQUIDATION

     If either party passes a resolution to wind-up other than for the purpose of amalgamation or reconstruction, or a lawfully constituted court of competent jurisdiction in Malaysia should make an order that either party shall wind-up, or if a receiver or manager on behalf of a creditor should be appointed, or if circumstances should arise which entitle such court or a creditor to appoint a receiver or manager or entitle such court to make a winding-up order, either party shall have the right to determine this Agreement forthwith.

13.  ARBITRATION

     Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, or termination or invalidity thereof, shall be settled by arbitration in accordance with the Rules of the Kuala Lumpur Regional Arbitration Centre. There shall be a single arbitrator who shall be nominated by the parties in accordance with the Rules of the Centre. In the event that the parties cannot agree on the appointment of an arbitrator, then the arbitrator shall be appointed by the Centre. The arbitration proceedings including the making of the award shall take place at Kuala Lumpur and the award of the arbitrator shall be final and binding upon the parties.

14.  LAW

     This Agreement shall be governed by and construed according to the Laws of Malaysia.

15.  NOTICES

     15.1 Any notice, request, requirement, approval, permission, consent or other communication required, authorized, permitted or contemplated to be given hereunder by either party to the other shall be signed by an authorized signatory of the issuing party and be deemed to have been given if delivered by hand, registered post or sent by facsimile (later confirmed by letter) to the following addresses:

                 Ketua Bahagian
                 Khidmat Rangkaian Khas
                 Pemasaran Perniagaan
                 Telekom Malaysia Berhad
                 Tingkat 16, Wisma Telekom
                 Jalan Pantal Baharu
                 59200 KUALA LUMPUR
                 MALAYSIA

                 Facsimile:  03-7564098

                 Executive Director
                 Syarikat Telefon Wireless (M) Sdn Bhd
                 1st Floor (Lobby A), Wisma Segar
                 Jalan Tun Sambanthan
                 50470 KUALA LUMPUR
                 MALAYSIA

                 Facsimile:  03-2625800

          or to such other address or facsimile number as the recipient may have duly notified to the other party hereto.

16.  STAMP DUTY

     The stamp duty if any of this Agreement shall be equally borne by both parties.

17.  MISCELLANEOUS

     The titles to the clauses in this Agreement are for the convenience of reference only, and are not part of this Agreement and shall not in any way affect the interpretation thereof. Words importing the singular only shall include the plural and vice versa where the context requires.

IN WITNESS WHEREOF the parties have hereunto set their hands on the day and year hereinafter mentioned.

SIGNED by for
and on behalf of
TELEKOM MALAYSIA

                                    /s/
                                   -----------------------------------------

Name:

Designation:

Date:  16 AUG 1994

In the presence of:                 /s/
                                   -----------------------------------------
                                    (Witness Signature)

Name:          Hanafi Hai Washim

Designation:   Division Head
               Specialized Network Services
               Business Marketing

Date:  16 AUG 1994

SIGNED by for
and on behalf of
SYARIKAT TELEFON
WIRELESS (M) SDN BHD                /s/
                                   -----------------------------------------

Name:  Ibrahim Bin Othman                             [SEAL of STW]

Designation:  Director

Date:  16 Aug 1994

In the presence of                  /s/
                                   ------------------------------------------
                                    (Witness Signature)

Name:

Designation:

Date:

                       Confidential Treatment Requested


                                  SCHEDULE 1

                             LIST OF ACCESS NODES

-------------------------------------------------------------------
    NO                    TELEKOM MALAYSIA            STW
                            ACCESS NODES          ACCESS NODES
-------------------------------------------------------------------
                          Northern Region

    1                     Alor Setar, DTS       Langkawi Island
                                                     Resort

    2                     Kuah Exchange

-------------------------------------------------------------------

* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested


                                  SCHEDULE 2

1. STW shall pay TELEKOM MALAYSIA for its outgoing calls to TELEKOM MALAYSIA PSTN at the following rates:

-----------------------------------------------------------------------
        Type of Calls           Band     Rate                 Sen/Min
-----------------------------------------------------------------------
                                 A     Standard                 [*]
                                       Reduced                  [*]
                          ---------------------------------------------
             STD                 B     Standard                 [*]
                                       Reduced                  [*]
                          ---------------------------------------------
                                 C     Standard                 [*]
                                       Reduced                  [*]
                          ---------------------------------------------
                                 D     Standard                 [*]
                                       Reduced                  [*]
-----------------------------------------------------------------------
                                                             Sen/Call
                                                          -------------
            LOCAL                                               [*]
-----------------------------------------------------------------------

2. TELEKOM MALAYSIA shall pay STW for its outgoing calls to STW WTTN at the following rates:

-----------------------------------------------------------------------
                                Band    Rate                 Sen/Min
-----------------------------------------------------------------------
                                 A     Standard                 [*]
                                       Reduced                  [*]
                          ---------------------------------------------
            STD                  B     Standard                 [*]
                                       Reduced                  [*]
                          ---------------------------------------------
                                 C     Standard                 [*]
                                       Reduced                  [*]
                          ---------------------------------------------
                                 D     Standard                 [*]
                                       Reduced                  [*]
-----------------------------------------------------------------------
                                                              Sen/Call
                                                            -----------
           LOCAL                                                [*]
-----------------------------------------------------------------------

* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested


                                  SCHEDULE 3

STW shall pay TELEKOM MALAYSIA for its international outgoing calls through the TELEKOM MALAYSIA PSTN at the following rates:

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------
 1        Alaska                   Standard             [*]
                                   Reduced              [*]

 2        Albania                  Standard             [*]
                                   Reduced              [*]

 3        Algeria                  Standard             [*]
                                   Reduced              [*]

 4        Angola                   Standard             [*]
                                   Reduced              [*]

 5        Anguilla                 Standard             [*]
                                   Reduced              [*]

 6        Antigua                  Standard             [*]
                                   Reduced              [*]

 7        Argentina                Standard             [*]
                                   Reduced              [*]

 8        Aruba                    Standard             [*]
                                   Reduced              [*]

 9        Ascension Island         Standard             [*]
                                   Reduced              [*]

10        Australia                Standard             [*]
                                   Reduced              [*]

11        Austria                  Standard             [*]
                                   Reduced              [*]

12        Azores                   Standard             [*]
                                   Reduced              [*]

13        Bahamas                  Standard             [*]
                                   Reduced              [*]

14        Bahrain                  Standard             [*]
                                   Reduced              [*]

15        Bangladesh               Standard             [*]
                                   Reduced              [*]

16        Barbados                 Standard             [*]
                                   Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested


--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------
17         Belgium                 Standard             [*]
                                   Reduced              [*]

18         Belize                  Standard             [*]
                                   Reduced              [*]

19         Benin                   Standard             [*]
                                   Reduced              [*]

20         Bermuda                 Standard             [*]
                                   Reduced              [*]

21         Bhutan                  Standard             [*]
                                   Reduced              [*]

22         Bolivia                 Standard             [*]
                                   Reduced              [*]

23         Botswana                Standard             [*]
                                   Reduced              [*]

24         Br Virgin Islands       Standard             [*]
                                   Reduced              [*]

25         Brazil                  Standard             [*]
                                   Reduced              [*]

26         Brunei                  Standard             [*]
                                   Reduced              [*]

27         Bulgaria                Standard             [*]
                                   Reduced              [*]

28         Burkina Faso            Standard             [*]
                                   Reduced              [*]

29         Burundi                 Standard             [*]
                                   Reduced              [*]

30         Cameroon                Standard             [*]
                                   Reduced              [*]

31         Canada                  Standard             [*]
                                   Reduced              [*]

32         Canary Islands          Standard             [*]
                                   Reduced              [*]

33         Cape Verde              Standard             [*]
                                   Reduced              [*]

34         Cayman Islands          Standard             [*]
                                   Reduced              [*]

* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------

35         Central Africa Republic   Standard             [*]
                                     Reduced              [*]

36         Chad                      Standard             [*]
                                     Reduced              [*]

37         Chile                     Standard             [*]
                                     Reduced              [*]

38         China                     Standard             [*]
                                     Reduced              [*]

39         Christmas Island          Standard             [*]
                                     Reduced              [*]

40         Cocos Island              Standard             [*]
                                     Reduced              [*]

41         Colombia                  Standard             [*]
                                     Reduced              [*]

42         Congo                     Standard             [*]
                                     Reduced              [*]

43         Cook Island               Standard             [*]
                                     Reduced              [*]

44         Costa Rica                Standard             [*]
                                     Reduced              [*]

45         Cuba                      Standard             [*]
                                     Reduced              [*]

46         Cyprus                    Standard             [*]
                                     Reduced              [*]

47         Czech Republic            Standard             [*]
                                     Reduced              [*]

48         Diego Garcia              Standard             [*]
                                     Reduced              [*]

49         Denmark                   Standard             [*]
                                     Reduced              [*]

50         Djibouti                  Standard             [*]
                                     Reduced              [*]

51         Dominia Republic          Standard             [*]
                                     Reduced              [*]

52         Dominican Island          Standard             [*]
                                     Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------
53         Ecuador                   Standard             [*]
                                     Reduced              [*]

54         Egypt                     Standard             [*]
                                     Reduced              [*]

55         El Salvador               Standard             [*]
                                     Reduced              [*]

56         Ethiopia                  Standard             [*]
                                     Reduced              [*]

57         French Guyana             Standard             [*]
                                     Reduced              [*]

58         French Polynesia          Standard             [*]
                                     Reduced              [*]

59         Falkland Island           Standard             [*]
                                     Reduced              [*]

60         Faro Island               Standard             [*]
                                     Reduced              [*]

61         Fiji                      Standard             [*]
                                     Reduced              [*]

62         Finland                   Standard             [*]
                                     Reduced              [*]

63         France                    Standard             [*]
                                     Reduced              [*]

64         Gabon                     Standard             [*]
                                     Reduced              [*]

65         Gambia                    Standard             [*]
                                     Reduced              [*]

66         Germany Fed. Republic     Standard             [*]
                                     Reduced              [*]

67         Ghana                     Standard             [*]
                                     Reduced              [*]

68         Gibraltar                 Standard             [*]
                                     Reduced              [*]

69         Greece                    Standard             [*]
                                     Reduced              [*]

70         Grenada                   Standard             [*]
                                     Reduced              [*]

* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------
71         Guadeloupe               Standard             [*]
                                    Reduced              [*]

72         Guam                     Standard             [*]
                                    Reduced              [*]

73         Guatemala                Standard             [*]
                                    Reduced              [*]

74         Guinea Bissau            Standard             [*]
                                    Reduced              [*]

75         Guinea Equatorial        Standard             [*]
                                    Reduced              [*]

76         Guinea Republic          Standard             [*]
                                    Reduced              [*]

77         Guyana                   Standard             [*]
                                    Reduced              [*]

78         Haiti                    Standard             [*]
                                    Reduced              [*]

79         Hawaii                   Standard             [*]
                                    Reduced              [*]

80         Honduras                 Standard             [*]
                                    Reduced              [*]

81         Hong Kong                Standard             [*]
                                    Reduced              [*]

82         Hungary                  Standard             [*]
                                    Reduced              [*]

83         Iceland                  Standard             [*]
                                    Reduced              [*]

84         India                    Standard             [*]
                                    Reduced              [*]

85         Indonesia                Standard             [*]
                                    Reduced              [*]

86         Iran                     Standard             [*]
                                    Reduced              [*]

87         Iraq                     Standard             [*]
                                    Reduced              [*]

88         Ireland                  Standard             [*]
                                    Reduced              [*]

* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------

89         Israel                  Standard             [*]
                                   Reduced              [*]

90         Italy                   Standard             [*]
                                   Reduced              [*]

91         Ivory Coast             Standard             [*]
                                   Reduced              [*]

92         Jamaica                 Standard             [*]
                                   Reduced              [*]

93         Japan                   Standard             [*]
                                   Reduced              [*]

94         Jordan                  Standard             [*]
                                   Reduced              [*]

95         Kampuchea               Standard             [*]
                                   Reduced              [*]

96         Kenya                   Standard             [*]
                                   Reduced              [*]

97         Kiribati                Standard             [*]
                                   Reduced              [*]

98         Korean PDR              Standard             [*]
                                   Reduced              [*]

99         Korea South             Standard             [*]
                                   Reduced              [*]

100        Kuwait                  Standard             [*]
                                   Reduced              [*]

101        Laos                    Standard             [*]
                                   Reduced              [*]

102        Lebanon                 Standard             [*]
                                   Reduced              [*]

103        Lesotho                 Standard             [*]
                                   Reduced              [*]

104        Liberia                 Standard             [*]
                                   Reduced              [*]

105        Libya                   Standard             [*]
                                   Reduced              [*]

106        Luxembourg              Standard             [*]
                                   Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------

107         Macao                  Standard             [*]
                                   Reduced              [*]

108         Madagascar             Standard             [*]
                                   Reduced              [*]

109         Madeira                Standard             [*]
                                   Reduced              [*]

110         Malawi                 Standard             [*]
                                   Reduced              [*]

111         Maldive Island         Standard             [*]
                                   Reduced              [*]

112         Mali                   Standard             [*]
                                   Reduced              [*]

113         Malta                  Standard             [*]
                                   Reduced              [*]

114         Marshall island        Standard             [*]
                                   Reduced              [*]

115         Martinique             Standard             [*]
                                   Reduced              [*]

116         Mauritania             Standard             [*]
                                   Reduced              [*]

117         Mauritius              Standard             [*]
                                   Reduced              [*]

118         Mayotte                Standard             [*]
                                   Reduced              [*]

119         Mexico                 Standard             [*]
                                   Reduced              [*]

120         Micronesia             Standard             [*]
                                   Reduced              [*]

121         Monaco                 Standard             [*]
                                   Reduced              [*]

122         Montserrat             Standard             [*]
                                   Reduced              [*]

123         Morocco                Standard             [*]
                                   Reduced              [*]

124         Mozambique             Standard             [*]
                                   Reduced              [*]

* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------
125         Myanmar                Standard             [*]
                                   Reduced              [*]

126         Netherland Antilles    Standard             [*]
                                   Reduced              [*]

127         Namibia                Standard             [*]
                                   Reduced              [*]

128         Nauru Republic         Standard             [*]
                                   Reduced              [*]

129         Nepal                  Standard             [*]
                                   Reduced              [*]

130         Netherlands            Standard             [*]
                                   Reduced              [*]

131         New Caledonia          Standard             [*]
                                   Reduced              [*]

132         New Zealand            Standard             [*]
                                   Reduced              [*]

133         Nicaragua              Standard             [*]
                                   Reduced              [*]

134         Niger                  Standard             [*]
                                   Reduced              [*]

135         Nigeria                Standard             [*]
                                   Reduced              [*]

136         Niue                   Standard             [*]
                                   Reduced              [*]

137         Norfolk Island         Standard             [*]
                                   Reduced              [*]

138         Norway                 Standard             [*]
                                   Reduced              [*]

139         Oman                   Standard             [*]
                                   Reduced              [*]

140         Papua New Guinea       Standard             [*]
                                   Reduced              [*]

141         Puerto Rico            Standard             [*]
                                   Reduced              [*]

142         Pakistan               Standard             [*]
                                   Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------

143         Palau                  Standard             [*]
                                   Reduced              [*]

144         Panama                 Standard             [*]
                                   Reduced              [*]

145         Paraguay               Standard             [*]
                                   Reduced              [*]

146         Peru                   Standard             [*]
                                   Reduced              [*]

147         Philippines            Standard             [*]
                                   Reduced              [*]

148         Poland                 Standard             [*]
                                   Reduced              [*]

149         Portugal               Standard             [*]
                                   Reduced              [*]

150         Qatar                  Standard             [*]
                                   Reduced              [*]

151         Reunion Island         Standard             [*]
                                   Reduced              [*]

152         Romania                Standard             [*]
                                   Reduced              [*]

153         Russia                 Standard             [*]
                                   Reduced              [*]

154         Rwanda Republic        Standard             [*]
                                   Reduced              [*]

155         S Leone                Standard             [*]
                                   Reduced              [*]

156         Saipan                 Standard             [*]
                                   Reduced              [*]

157         San Marino             Standard             [*]
                                   Reduced              [*]

158         Saothome               Standard             [*]
                                   Reduced              [*]

159         Saudi Arabia           Standard             [*]
                                   Reduced              [*]

160         Senegal                Standard             [*]
                                   Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------

161         Seychelles             Standard             [*]
                                   Reduced              [*]

162         Solomon Island         Standard             [*]
                                   Reduced              [*]

163         South Africa           Standard             [*]
                                   Reduced              [*]

164         Spain                  Standard             [*]
                                   Reduced              [*]

165         Spanish North Africa   Standard             [*]
                                   Reduced              [*]

166         Sri Lanka              Standard             [*]
                                   Reduced              [*]

167         St. Kitts              Standard             [*]
                                   Reduced              [*]

168         St. Lucia              Standard             [*]
                                   Reduced              [*]

169         St. Vincent            Standard             [*]
                                   Reduced              [*]

170         Sudan                  Standard             [*]
                                   Reduced              [*]

171         Surinam                Standard             [*]
                                   Reduced              [*]

172         Swaziland              Standard             [*]
                                   Reduced              [*]

173         Sweden                 Standard             [*]
                                   Reduced              [*]

174         Switzerland            Standard             [*]
                                   Reduced              [*]

175         Syria                  Standard             [*]
                                   Reduced              [*]

176         Taiwan                 Standard             [*]
                                   Reduced              [*]

177         Tanzania               Standard             [*]
                                   Reduced              [*]

178         Thailand               Standard             [*]
                                   Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------

179         Togo Republic          Standard             [*]
                                   Reduced              [*]

180         Tonga                  Standard             [*]
                                   Reduced              [*]

181         Trinidad               Standard             [*]
                                   Reduced              [*]

182         Tunisia                Standard             [*]
                                   Reduced              [*]

183         Turkey                 Standard             [*]
                                   Reduced              [*]

184         Turks Island           Standard             [*]
                                   Reduced              [*]

185         Tuvalu                 Standard             [*]
                                   Reduced              [*]

186         United Arab Emirates   Standard             [*]
                                   Reduced              [*]

187         United Kingdom         Standard             [*]
                                   Reduced              [*]

188         USA                    Standard             [*]
                                   Reduced              [*]

189         Uganda                 Standard             [*]
                                   Reduced              [*]

190         Uruguay                Standard             [*]
                                   Reduced              [*]

191         US Samoa               Standard             [*]
                                   Reduced              [*]

192         US Virgin Islands      Standard             [*]
                                   Reduced              [*]

193         Vanuatu                Standard             [*]
                                   Reduced              [*]

194         Vatican City           Standard             [*]
                                   Reduced              [*]

195         Venezuela              Standard             [*]
                                   Reduced              [*]

196         Vietnam                Standard             [*]
                                   Reduced              [*]


* Confidential portion has been omitted and filed separately with the Commission

                       Confidential Treatment Requested

--------------------------------------------------------------
 No.        Countries                Rate             RM per
                                                      minute
--------------------------------------------------------------
197         Western Samoa          Standard             [*]
                                   Reduced              [*]

198         Yemen AR               Standard             [*]
                                   Reduced              [*]

199         Yemen FDR              Standard             [*]
                                   Reduced              [*]

200         Yugoslavia             Standard             [*]
                                   Reduced              [*]

201         Zambia                 Standard             [*]
                                   Reduced              [*]

202         Zimbabwe               Standard             [*]
                                   Reduced              [*]

203         Inmar3AT A
                Atlantic & Pacific Ocean                [*]
            Region                                      [*]
                Indian Ocean Region                     [*]
                Aeronautical                            [*]


* Confidential portion has been omitted and filed separately with the Commission